Exhibit 10.19

EXECUTION VERSION

ASSIGNMENT AND ASSUMPTION OF TRADEMARKS

THIS ASSIGNMENT AND ASSUMPTION OF TRADEMARKS is made effective this 28th day of November, 2012, by and between SNC Holdings Corp., a Delaware corporation (hereinafter called the “Assignor”), and VTQ IP Holding Corporation (hereinafter called the “Assignee”). Terms not otherwise defined herein shall have the meanings set forth in that certain Asset Purchase Agreement (as defined below).

WHEREAS, Assignor and VeriTeQ Acquisition Corporation (d/b/a VeriTeQ Corporation), a Florida corporation are parties to that certain Asset Purchase Agreement, dated the date hereof (hereinafter called the “Asset Purchase Agreement”);

WHEREAS, pursuant to the Asset Purchase Agreement, Assignor has agreed to transfer to Assignee all of its interests in and to the trade and service marks and all related rights included in the Purchased Assets (collectively the “Marks”), including those identified on Schedule 1 annexed hereto and made a part hereof; and

WHEREAS, Assignee desires to acquire Assignor’s rights in, to and associated with the Marks, to the extent permitted by the Asset Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.     ASSIGNMENT. Assignor does hereby sell, assign and transfer unto said Assignee, its successors, assigns and legal representatives, all right, title and interest in and to the Marks and registrations therefor, together with all good will appurtenant thereto and the entire right, title and interest in and to any equity arising out of past, present or future infringement of the Marks; and Assignor further agrees to execute any and all powers of attorney, applications, assignments, declarations, affidavits, and any other papers in connection therewith necessary to perfect such rights, title and interest in Assignee, its successors, assigns and legal representatives. Assignor hereby authorizes the assignment of the Marks to Assignee, and asserts that it will not execute any agreements inconsistent therewith.

2.     WARRANTIES. This Assignment and Assumption of Trademarks is made without any additional representation or warranty of any kind, express or implied, except those expressly made in the Asset Purchase Agreement.

3.     COUNTERPARTS. This Assignment and Assumption of Trademarks may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS HEREOF, the Assignor has executed this Assignment and Assumption of Trademarks effective as of the date first above written.

“ASSIGNOR” SNC Holdings Corp., a Delaware corporation

		By:	/s/ J. Gelles
		Name:	J. Gelles
		Title:	President

STATE OF California	)
) ss
COUNTY OF San Diego	)

On this 29th day of November, 2012, before me, a Notary Public in and for the State and County aforesaid, personally appeared J. Gelles known by me to be the person of the above name and an officer of SNC Holdings Corp. duly authorized to execute this Assignment and Assumption of Trademarks on behalf of SNC Holdings Corp., who signed and executed the foregoing instrument on behalf of SNC Holdings Corp..

Z. Sabir Notary Public
Notary Public

My Commission Expires:	December 9, 2014

[NOTARIZED SIGNATURE OF ASSIGNEE ON FOLLOWING PAGE]

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION OF TRADEMARKS - ASSIGNOR]

IN WITNESS HEREOF, the ASSIGNEE has caused this Assignment and Assumption of Trademarks to be executed by a duly authorized corporate officer as of the date first above written.

“ASSIGNEE” VTQ IP Holding Corporation

		By:	/s/ Scott Silverman
		Name:	Scott Silverman
		Title:	President

STATE OF Florida	)
) ss
COUNTY OF Broward	)

On this 3rd day of December, 2012, before me, a Notary Public in and for the State and County aforesaid, personally appeared S. Silverman, known by me to be the person of the above name and an officer of VTQ IP Holding Corporation, duly authorized to execute this Assignment and Assumption of Trademarks on behalf of VTQ IP Holding Corporation, who signed and executed the foregoing instrument on behalf of VTQ IP Holding Corporation.

S. Pasada
Notary Public

My Commission Expires:	March 17, 2015

[SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION OF TRADEMARKS - ASSIGNEE]

ANNEX 1

Included Marks

Assignor has attached the Schedule attached as ANNEX 1 PART A. Assignee, as a result of its due diligence into ANNEX 1 PART A, has attached its own ANNEX 1 PART B. Assignor makes no representations and warranties relating to anything contained in ANNEX 1 PART B that is not also contained in ANNEX 1 PART A. Assignor and Assignee agree to attempt to reconcile the PART A and PART B schedules and replace them with a single ANNEX 1 as soon as is practicable after the Closing Date.